Exhibit 10.7


                                   GUARANTY
                                   --------

      This  Guaranty  ("Guaranty")  is  made   as  of  March  15,  1999,   by
 Performance Interconnect Corp., a Texas corporation (the "Guarantor"), in favor of PC DYNAMICS CORPORATION, a Texas corporation ("PC Dynamics"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Note referred to below.

                               WITNESSETH THAT:

      WHEREAS, PC Dynamics and PC DYNAMICS OF TEXAS, INC., a Texas corporation ("BUYER") have entered into that certain Agreement dated as of March 15, 1999 pursuant to which BUYER has agreed to purchase certain Assets from PC Dynamics related to the manufacturing of printed circuit boards (the "Agreement");

      WHEREAS, part of consideration paid by BUYER for the Assets was the execution by BUYER of a promissory note payable to PC Dynamics in the principal amount of $723,479 and a promissory note payable to PC Dynamics in the principal amount of $293,025 (collectively, the "Notes");

      WHEREAS, Guarantor is the owner of all of the outstanding capital stock of BUYER, and will derive substantial benefit from BUYER's purchase of the Assets and the acceptance by PC Dynamics of the Note as partial consideration therefore; and

      WHEREAS, PC Dynamics has required as a condition among others, to accepting the Notes as partial consideration for the Assets that the Guarantor execute and deliver this Guaranty to PC Dynamics.

      NOW, THEREFORE, for and in consideration of the foregoing and of any financial accommodations or extensions of credit heretofore, now or hereafter made to or for the benefit of BUYER by PC Dynamics and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby agrees as follows:

      1. Guarantor absolutely, unconditionally and irrevocably guarantees to PC Dynamics the full and prompt payment of the principal of and interest on the Notes when due, whether upon demand, at stated maturity, upon acceleration or otherwise, and at all times thereafter, and the prompt payment of all sums which may now be or may hereafter become due and owing under the Note, the Agreement and this Guaranty, and the other documents delivered in connection therewith (collectively, the "Obligations"), regardless of any standstill agreement or other prohibition relating to such payment. Guarantor hereby agrees that this Guaranty is an absolute guarantee of payment and performance and is not a guaranty of collection.

      2. In the event BUYER at any time fails to observe, perform or satisfy the Obligations, Guarantor agrees, on demand by PC DYNAMICS, to promptly pay, perform and satisfy the Obligations. Guarantor shall also pay to PC Dynamics, on demand and in immediately available funds, (a) all fees, costs and expenses (including, without limitation, all court costs and attorneys' and paralegals' fees, costs and expenses) paid or incurred by PC Dynamics in: (i) endeavoring to collect all or any part of the Obligations from, or in prosecuting any action against, Guarantor; and (ii) preserving, protecting or defending the enforceability of this Guaranty or its rights hereunder (all such costs and expenses hereinafter collectively referred to as the "Expenses"); and (b) interest on such obligations of Guarantor under this Guaranty from the date of demand until paid in full at the rate of interest applicable to overdue principal and interest described in paragraph 1 of the Note.

       3. Guarantor hereby agrees that his obligations under this Guaranty shall be unconditional, irrespective of

           (a) the enforceability, avoidance or subordination of any of the Obligations;

           (b) the absence of any attempt by, or on behalf of, PC Dynamics to collect, or take any other action to enforce, all or any part of the Obligations from BUYER or from any other guarantor of all or any part or the Obligations or any other person or entity;

           (c) the election of any remedy by, or an behalf of, PC Dynamics with respect to all or any part of the Obligations;

           (d) the waiver, consent, extension, forbearance or granting of any indulgence by, or on behalf of, PC Dynamics with respect to any provision of the Agreement, the Note or this Guaranty;

           (e) the failure of PC Dynamics to take any steps to perfect and maintain its security interest in, or to preserve its respective right to any collateral or security now or hereafter given to PC Dynamics for all or any part of the Obligations (the "Collateral");

           (f) the election by, or an behalf of, PC Dynamics, in any proceeding instituted under the United States Bankruptcy Code (the "Bankruptcy Code") of the application of Section 1111(b)(2) of the Bankruptcy Code;

           (g) any borrowing or grant of a security interest by BUYER, as debtor-in-possession, under Section 364 of the Bankruptcy Code;

           (h) the disallowance under Section 502 of the Bankruptcy Code of all or any portion of the claims of PC Dynamics for repayment of all or any part of the Obligations or any Expenses relating thereto; or

           (i) any other circumstance other than payment in full which might otherwise constitute a legal or equitable discharge or defense of a guarantor other than fraud by PC DYNAMICS.

      4. Guarantor hereby waives any requirement of diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of BUYER, protest or notice with respect to all or any part of the Obligations, the benefit of any statutes of limitation, and all demands whatsoever (and Guarantor shall not require that the same be made on BUYER as a condition precedent to any of Guarantor's obligations hereunder), and covenants that this Guaranty will not be discharged, except by complete performance of the Obligations or by payment to PC Dynamics of the entire amount of Guarantor's liability hereunder.

      5. If demand is made for payment under the Notes in accordance with the terms of the Notes, and BUYER fails to immediately pay, PC Dynamics may proceed directly and at once, without notice, against Guarantor to obtain performance of and to collect and recover the full amount, or any portion, of the Obligations without first proceeding against BUYER, or any other person or entity, or any Collateral for all or any part of the Obligations. Payments and credits, if any, from Guarantor, BUYER, any other guarantor of all or any portion of the Obligations or any other person or entity on account of the Obligations or of any other liability or obligation of Guarantor to PC Dynamics, shall be applied to the Obligations in such order as the PC Dynamics may elect, but neither Guarantor, BUYER, any other guarantor of all or any portion of the Obligations nor any other person or entity shall have any further liability with respect to any such payments and credits if such payments and credits have been made as provided herein; provided, however, that if such payments or credits, or any part thereof, are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Guarantor, BUYER, any other guarantor or any other person or entity, or their respective estates, trustees, receivers or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the Obligations or other obligations or liabilities or any part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and shall continue in full force and effect as of the time immediately preceding the time such initial payment, credit, reduction or satisfaction occurred.

      6. Guarantor agrees that, notwithstanding anything set forth in this Guaranty to the contrary, if, after demand is made under the Notes in accordance with the terms of the Notes, BUYER fails to immediately pay, and PC Dynamics is prevented by applicable law from exercising any of its rights to accelerate the maturity of all or any part of the Obligations, to collect all or any part of the Obligations or to enforce or exercise any other right or remedy with respect to all or any part of the Obligations, or is prevented from taking any action to realize on all or any part of the Collateral, Guarantor shall pay to PC Dynamics, on demand therefor and in immediately available funds, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by PC Dynamics.

      7. PC Dynamics is hereby authorized, without notice or demand and without affecting the liability of Guarantor hereunder, from time to time
 (a) to renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, all or any part of the Obligations or to otherwise modify, amend or change the terms of the Agreement, the Notes and any of the documents executed in connection therewith (the "Financing Documents"); (b) to accept partial payments on all or any part of the Obligations; (c) to take and hold security or collateral for the payment of all or any part of the Obligations, this Guaranty, or any other guaranties of all or any part of the Obligations or other liabilities of BUYER; (d) to exchange, enforce, waive and release any such collateral or security; (e) to release any other guarantor of the Obligations; and (f) to settle, release, compromise, collect or otherwise liquidate all or any part of the
 Obligations and exchange, enforce, release or waive any security or collateral for all or any part of the Obligations, and any of the foregoing may be done in any manner, without affecting or impairing all or any part of the obligations of Guarantor hereunder.

      8. Subject to the provisions of the Financing Documents, at any time after all or any part of the Obligations have become due and payable, until all of such Obligations have been paid in full and the Financing Documents have been terminated, PC Dynamics may, in its sole discretion, without notice to Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of all or any part of such Obligations (a) any indebtedness due or to become due from PC Dynamics to Guarantor; and (b) any monies, credits or other property belonging to Guarantor, at any time held by or coming into the possession of PC Dynamics.

      9. Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of BUYER and any and all endorsers and/or other guarantors of all or any part of the Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Obligations, or any part thereof, that diligent inquiry would reveal and Guarantor hereby agrees that PC Dynamics shall have no duty to advise Guarantor of information known to it regarding such condition or any such circumstances. Guarantor hereby acknowledges and agrees that in the event PC Dynamics, in its sole discretion, undertakes at any time or from tine to time to provide any such information in Guarantor, then the party providing such information shall be under no obligation (a) to undertake any investigation not a part of its regular business routine; (b) to disclose any information which, pursuant to accepted or reasonable banking or commercial finance practices, such party wishes to maintain confidential; or (c) to make any other or future disclosures of such information or any other information to Guarantor.

      10. Guarantor consents and agrees that PC Dynamics or any person or entity acting for or on behalf of PC Dynamics shall not be under any obligation to marshal any assets in favor of Guarantor or against or in payment of all or any part of the Obligations.

      11. Until the Obligations shall have been paid in full, Guarantor (a) shall have no right of subrogation with respect to the Obligations and (b) hereby waives any right to enforce any remedy which PC Dynamics now has or may hereafter have against BUYER, any endorser or any other guarantor of all or any part of the Obligations or any other person or entity, and Guarantor hereby waives any benefit of, and any right to participate in, any security or collateral given to or for the benefit of PC Dynamics to secure payment or performance of all or any part of the Obligations or any other liability of BUYER to PC Dynamics. Guarantor further agrees that any and all claims of Guarantor against BUYER, any endorser or any other guarantor of all or any part of the Obligations, or against any of their respective properties, whether arising by reason of any payment by Guarantor pursuant to the provisions hereof, or otherwise, and all indebtedness of BUYER to Guarantor, shall be subordinate and subject in right of payment to the prior payment, in full, of all principal and interest, all reasonable costs of collection (including, without limitation, attorneys' and paralegals' fees, costs and expenses) of such principal and interest and all Obligations owing to PC Dynamics by BUYER. Guarantor also waive all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty by any person or entity who is at any time an obligee with respect to any of the Obligations. Guarantor further waives all notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional loans extended to BUYER or otherwise, and also waives all notices that the principal amount, or any portion thereof, and/or any interest with respect to any of the Obligations is due, names of any and all proceedings to collect from the maker, any endorser, any other guarantor, or any other person or entity of all or any part of the Obligations, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to PC Dynamics to secure payment of all or any part of the Obligations.

      12. No delay on the part of PC Dynamics in the exercise of any right or remedy arising under this Guaranty, the Note, or any of the other Financing Documents or otherwise with respect to all or any part of the Obligations, the Collateral or any other guaranty of or security for all or any part of the Obligations shall operate as a waiver thereof, and no single or partial exercise by any such person or entity of any such right or remedy shall preclude any further exercise thereof. No modification or waiver of any of the provisions of this Guaranty shall be binding upon PC Dynamics except as expressly set forth in a writing duly executed and delivered by PC Dynamics. Failure by PC Dynamics at any time or times hereafter to require strict performance by BUYER. Guarantor, any other guarantor of all or any part of the Obligations or any other person or entity of any of the provisions, warranties, terms and conditions contained in the Financing Documents now or at any time or times hereafter executed by any such persons or entities and delivered to PC Dynamics shall not waive, affect or diminish any right of PC Dynamics at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any act or knowledge of PC Dynamics, unless such waiver is contained in an instrument in writing, and directed and delivered to Guarantor or BUYER, as applicable, specifying such waiver signed by PC Dynamics. Any final determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by BUYER to PC Dynamics, shall be conclusive and binding on Guarantor irrespective of whether Guarantor was a party to the suit or action in which such determination was made.

      13. This Guaranty shall be binding upon Guarantor and upon the successors and assigns of Guarantor and shall inure to the benefit of PC Dynamics and its respective successors and assigns (which may include M-Wave, Inc). All references herein to BUYER and Guarantor shall be deemed to include their respective successors and assigns. The successors and assigns of BUYER and Guarantor shall include, without limitation, a receiver, trustee or debtor-in-possession of or for BUYER or Guarantor.

      14. This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and to be performed within such State, without giving effect to its conflicts of laws principles or rules. Whenever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be held so be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

      15. WITHOUT LIMITING THE RIGHT OF PC DYNAMICS TO BRING ANY ACTION OR PROCEEDING AGAINST GUARANTOR OR AGAINST PROPERTY OFGUARANTOR ARISING OUT OF OR RELATNG TO THIS GUARANTY OR ANY OF THE OTHER FINANCING DOCUMENTS (AN "ACTION") IN THE COURTS OF OTHER JURISD1CTIONS, GUARANTOR HEREBY IRREVOCABLY SUBMITS TO AND ACCEPTS THE NONEXCLUSIVE JURISDICTION OF ANY ILLINOIS STATE COURT OR ANY FEDERAL COURT SITTING IN COOK COUNTY, AND GUARANTOR HEREBY IRREVOCABLY AGREES THAT ANY ACTION MAY BE HEARD AND DETERMINED IN SUCH ILLINOIS STATE COURT OR IN SUCH FEDERAL COURT. GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THAT IT MAY EFFECTIVELY DO SO, ANY DEFENSE OR OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY DEFENSE OR OBJECTION TO VENUE BASED ON THE GROUNDS OF FORUM NONCONVENIENS) WHICH HE MAY NOW OR HEREAFTER HAVE TO THE MAINTENANCE ANY ACTION IN ANY JURISDICTION. GUARANTOR HEREBY IRREVOCABLY AGREES THAT THE SUMMONS AND COMPLAINT OR ANY OTHER PROCESS IN ANY ACTION IN ANY JURISDICTION MAY BE SERVED BY MAILING (US1NG CERTIFIED OR REGISTERED MAIL, POSTAGE PREPA ID) TO THE NOTICE ADDRESS FOR GUARANTOR SPECIFIED BELOW OR BY HAND DELIVERY TO A PERSON OF SUITABLE AGE AND DISCRETION AT SUCH ADDRESS. SUCH SERVICE WILL BE COMPLETE ON THE DATE SUCH PROCESS IS SO MAILED OR DELIVERED, AND GUARANTOR WILL HAVE THIRTY DAYS FROM SUCH COMPLETION OF SERVICE IN WHICH TO RESPOND IN THE MANNER PROVIDED BY LAW. GUARANTORMAY ALSO BE SERVED) IN ANY OTHER MANNER PERMITTED BY LAW, IN WHICH EVENT GUARANTOR'S TIME TO RESPOND SHALL BE THE TIME PROVIDED BY LAW.

      16. TO TUE FULLEST EXTENT PERMITTED BY LAW, AND AS SEPARATELY BARGAINED-FOR CONSIDERATION TO PC DYNAMICS,GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY (WHICH PC DYNAMICS ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATING TO THIS GUARANTY, ANY OF THE OTHER FINANCING DOCUMENTS, OR PC DYNAMICS' CONDUCT IN RESPECT OF ANY OF THE FOREGOING.

      17. Any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered (a) one (1) Business Day after being deposited with a nationally-recognized overnight courier with all charges prepaid, or
 (b) when delivered, if band-delivered, by messenger, in each case properly addressed to the party will be notified at the address for such party set forth on the signature page of this Guaranty.

      18. This Guaranty may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same instrument.

      19. Guarantor hereby agrees that, regardless of whether any amounts are hereafter funded under the Note, Guarantor shall not disclose the terms of any of the Financing Documents to any party (including, without limitation, other sources of financing), without PC Dynamics' prior written consent. The terms of this paragraph shall survive the expiration or termination hereof.

      20. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof. The singular shall include the plural and vice versa and any gender shall include any other gender as the context way require.

      21. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

 IN WITNESS WHEREOF, this Guaranty has been duly executed as of the day and year first set forth above.


                                    /s/
                                ____________________________________________
                                    PERFORMANCE INTERCONNECT CORP.


                                    Notice Address:
                                    [TO FOLLOW]
                                    Telephone: _______________________
                                    Telecopy: ________________________


 Agreed and Accepted

 PC DYNAMICS CORPORATION

      /s/
 By: ________________________________
 Name: ______________________________
 Its: _________________________________



 Notice Address:

 216 Evergreen Street
 Bensenville, Illinois  60106